SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 24, 2009

AMERICAN EXPRESS	AMERICAN EXPRESS	AMERICAN EXPRESS
RECEIVABLES	RECEIVABLES	RECEIVABLES
FINANCING	FINANCING	FINANCING
CORPORATION II	CORPORATION III LLC	CORPORATION IV LLC
(as Originators of the American Express Credit Account Master Trust)
(Exact name of registrant as specified in its charter)
on behalf of
American Express Credit Account Master Trust

Delaware	13-3854638	333-130508-03	Delaware	20-0942395	333-130508	Delaware	20-0942445	333-130508-02
(State or Other	(I.R.S.	(Commission	(State or Other	(I.R.S. Employer	(Commission	(State or Other	(I.R.S.	(Commission
Jurisdiction of	Employer	File Number)	Jurisdiction of	Identification	File Number)	Jurisdiction of	Employer	File Number)
Incorporation	Identification		Incorporation or	Number)		Incorporation or	Identification
or	Number)		Organization)			Organization)	Number)
Organization)

200 Vesey Street, Room 138	4315 South 2700 West, Room 1900	4315 South 2700 West, Room 1900
Mail Stop 01-31-12	Mail Stop 02-01-50	Mail Stop 02-01-56
New York, New York 10285	Salt Lake City, Utah 84184	Salt Lake City, Utah 84184
(212) 640-2000	(801) 945-2550	(801) 945-2068
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since	(Former Name or Former Address, if Changed Since Last	(Former Name or Former Address, if Changed Since
Last Report)	Report)	Last Report)

Item 8.01
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1: THIRD AMENDMENT TO POOLING AGREEMENT
EX-4.2: SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
EX-4.3: SECOND AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On February 24, 2009, the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon, relating to the American Express Credit Account Master Trust, was amended by the Third Amendment to Pooling and Servicing Agreement. The amendment is attached hereto as Exhibit 4.1.

On February 24, 2009, the Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Centurion Bank and American Express Receivables Financing Corporation III LLC, was amended by the Second Amendment to Receivables Purchase Agreement. The amendment is attached hereto as Exhibit 4.2.

On February 24, 2009, the Receivables Purchase Agreement, dated as of April 16, 2004, between American Express Bank, FSB and American Express Receivables Financing Corporation IV LLC, was amended by the Second Amendment to Receivables Purchase Agreement. The amendment is attached hereto as Exhibit 4.3.

Item 9.01.	Exhibits.
     The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Third Amendment to Pooling and Servicing Agreement, dated as of February 24, 2009, amending the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2	Second Amendment to Receivables Purchase Agreement, dated as of February 24, 2009, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.4 to Registration No. 333-117579).

Exhibit 4.3	Second Amendment to Receivables Purchase Agreement, dated as of February 24, 2009, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.5 to Registration No. 333-117579).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
American Express Receivables Financing
Corporation II,
as originator of the Trust and Co-Registrant and
as Transferor on behalf of the Trust as
Co-Registrant

By: Name:	/s/ John D. Koslow John D. Koslow
Title:	Vice President and Treasurer
American Express Receivables Financing
Corporation III LLC,
as originator of the Trust and Co-Registrant and
as Transferor on behalf of the Trust as
Co-Registrant

By: Name:	/s/ Catherine M. Hogan Catherine M. Hogan
Title:	President
American Express Receivables Financing
Corporation IV LLC,
as originator of the Trust and Co-Registrant and
as Transferor on behalf of the Trust as
Co-Registrant

By: Name:	/s/ Robert Radle Robert Radle
Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Third Amendment to Pooling and Servicing Agreement, dated as of February 24, 2009, amending the Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time (incorporated herein by reference to Exhibit 4.1 to Registration No. 333-130508).

Exhibit 4.2	Second Amendment to Receivables Purchase Agreement, dated as of February 24, 2009, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.4 to Registration No. 333-117579).

Exhibit 4.3	Second Amendment to Receivables Purchase Agreement, dated as of February 24, 2009, amending the Receivables Purchase Agreement, dated as of April 16, 2004 (incorporated herein by reference to Exhibit 4.5 to Registration No. 333-117579).